Exhibit 10.5

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THAT ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

ISSUE DATE: _________________

WARRANT TO PURCHASE COMMON STOCK
of
THWAPR, INC.
a Delaware corporation

This certifies that for value received ______________, or his permitted registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from THWAPR, INC., a Delaware corporation (the "Company"), up to _____________ (______) shares of the common stock of the Company ("Common Stock") at the price of ____ Dollar ($____) per share (the "Purchase Price"), upon surrender of this Warrant at the principal office of the Company referred to below, with the subscription form attached hereto (the "Subscription Form") duly executed, and simultaneous payment therefor in the manner specified in Section 1 hereof. The Purchase Price and the number of shares of Common Stock purchasable hereunder (the "Warrant Shares") are subject to adjustment as provided in Section 3 of this Warrant.

As used herein, (i) "Exercise Date shall mean the particular date (or dates) on which this Warrant is exercised, (ii) "Issue Date" shall mean the date of this Warrant reflected above, (iii) "Warrant" shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein and (iv) "Warrant Shares" shall mean any shares of Common Stock acquired by Holder upon exercise of this Warrant

1.  Expiration.  This warrant shall expire five years from the date of issue as noted above.

2. Exercise.

(a) This Warrant may be exercised, in whole or in part, at any time or from time to time, on any business day, for all or any part of the number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, 220 12th Avenue, New York, NY 10001 together with a completed and executed Subscription Form, together with delivery of a certified or cashier's check in an amount equal to (i) the number of shares of Common Stock being purchased, multiplied by (ii) the Purchase Price. Notwithstanding the foregoing, in the event of the closing of the Company's sale or transfer of all or substantially all of its assets, or the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less the 50% of the voting power of the surviving entity (an "Acquisition"), this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall use its best efforts to notify the holder of the Warrant at least thirty (30) days prior to the consummation of such event or transaction.

(b) This Warrant may be exercised for less than the full number of shares as of the Exercise Date. Upon such partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the Warrant Shares not purchased upon such exercise shall be issued to Holder by the Company.

(c) A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, and in any event within five (5) business days thereafter, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current fair market value of one full share as reasonably determined in good faith by the Company's Board of Directors (the "Board").

3. Payment of Taxes.   All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof, other than any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

4. Certain Adjustments.

(a) Automatic Adjustment. Any Company adjustment in the nature of a stock dividend, stock split (e.g. splits) rights generally, reclassification, Extraordinary Dividend or Distribution or other event which adjusts the number of authorized and/or issued Common Shares or adds value to the shares (herein of dividends in cash, or property) shall accrue proportionately to the benefit of the Holder and the Common Shares callable by the same as provided herein as if, mutatis mutandis, each had exercised the Warrant and held Warrant Shares, plus all prior accretion, from the date of Warrant issuances to the date, or dates, this paragraph is triggered. For the avoidance of doubt, a two for one common stock split, or a 100% stock dividend doubles the number of Warrant Shares obtainable upon Warrant exercise; a $10 cash dividend on each share of Common Stock means, on subsequent exercise, the Company issues the Holder $10 (without interest, for purposes of simplicity) per Warrant Share; an opportunity extended to Common shareholders to participate in a favorable arrangement … e.g. a so-called pre-emptive (including rights offering) or tag along rights .. shall be extended contemporaneously to the Holders on an as-if exercisable basis.

(b) Adjustment for Reorganization, Consolidation, Merger. In case of any reclassification or change of outstanding Company securities or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (a); and in each such case, the terms of this Section 3 shall be applicable to the Company securities properly receivable upon the exercise of this Warrant after such consummation.

(c) Adjustments for Dividends in Common Stock. In case at any time after the Issue Date the Company shall declare any dividend on the Common Stock which is payable in Common Stock, the number of Warrant Shares evidenced hereby shall be proportionately increased and the Purchase Price shall be proportionately decreased.

(d) Stock Split and Reverse Stock Split. If the Company at any time or from time to time after the Issue Date effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 3(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

e) Accountants' Certificate as to Adjustment. In each case of an adjustment in the shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant at the time outstanding.

In case any event shall occur as to which the provisions of Section 3 are not strictly applicable, but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such section, then, in each such case, the Company shall, at its expense, appoint a firm of independent public accountants of recognized national standing (who may be the independent public accountants regularly employed by the Company) to issue a report which shall determine the adjustment, if any, on a basis consistent with the essential intent and principles established in Section ___, necessary to preserve without dilution the purchase rights represented by this Warrant. Upon receipt of such report, the Company will promptly mail a copy thereof to the Holder and shall make the adjustments described therein. If at any time conditions shall arise by reason of action taken by the Company which in the reasonable opinion of the Board of Directors are not adequately covered by the provisions hereof and which might materially and adversely affect the rights of the Holder or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Board of Directors shall make adjustments, if any (not inconsistent with the standards established in this Article II), of the Warrant Price (including, if necessary, any adjustment as to the securities for which the Warrants may thereafter be exercisable) and any distribution which is or would be required to preserve the rights of the Holder.

(f) No Dilution or Impairment. Subject to the provisions of Section 1(a)(B), the Company will not, by amendment of its restated articles of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment.

5. Notices of Record Date.   If the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (1) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (2) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date therein specified.

6. Registration Rights.  Subject to the approval of the Company's board of directors, the Company shall take all actions necessary to grant to the Holder with respect to the Warrant Shares the registration rights granted to "Future Registrable Securities," as that term is defined in the First Amended Registration Rights Agreement by and between the Company and its shareholders.

7. Restrictions on Transfer.  Neither this Warrant nor the Warrant Shares may be assigned, disposed of, encumbered, or otherwise transferred (any such action, a "Transfer"), except to an Affiliate (as that term is defined in Rule 405 as promulgated under the Securities Act), or any officer of the Holder or its Affiliates, or (ii) to any underwriter in connection with an effective registration statement ("Registration Statement") filed under the Securities Act used in connection with a public offering of the Company's common stock ("Public Offering"), provided as to (ii) that this Warrant is exercised upon such Transfer and the shares of Common Stock issued upon such exercise are sold by such underwriter as part of such Public Offering and, as to both (i) and (ii), only in accordance with and subject to the provisions of the Securities Act and the rules and regulations promulgated thereunder. If at the time of a Transfer, a Registration Statement is not in effect to register this Warrant or the Warrant Shares, the Company may require the Holder to make such representations, and may place such legends on certificates representing this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit a Transfer without such registration.

8. No Rights as Shareholder.  Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Warrant Shares, including without limitation the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 8 shall limit the right of the holder to be provided the notices required under this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

9. Compliance with Securities Act.  The Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and not with a view towards resale and that it will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the holder hereof shall confirm in writing, in the form of Exhibit A, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with the legend indicated on the first page of this Warrant.

10. Loss or Mutilation.  Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant in lieu of the lost or mutilated Warrant.

11. Reservation of Common Stock.  The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

12. Notices.  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company by Holder.

13. Change; Waiver.  Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

14. Headings.  The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15. Law Governing.  This Warrant shall be construed and enforced in accordance with and governed by the internal laws, and not the law of conflicts, of Delaware.

16.  Restrictions on Shares.  Upon exercise, the Holder of any shares of the Company’s capital stock shall be subject to the same restrictions that may be imposed on comparable shares of the same class of Company stock as imposed on such shares pursuant to any merger, acquisition or other transaction giving rise to such restrictions on transfer and/or hypothecation by the Holder of such shares.

THWAPR, INC.

By: ______________________________________

_________________________________________

[Officer of Thwapr, Inc.]

ACCEPTED AND AGREED:

Warrant Holder

By: _____________________________________

Name: ______________________

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases ____________ of the number of shares of the Common Stock of THWPRR, INC., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

By: ______________________________ Date: __________

Name:

Address:

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	# of Shares

and does hereby irrevocably constitute and appoint ____________________________________ as Attorney-in-Fact to make such transfer on the books of THWAPR, INC., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

By: _________________________________ Date: __________

Name:

Address:

Witness: ____________________________________________